American Community Bancshares, Inc. Ryan Beck Financial Institutions Investor Conference December 7, 2006 Common Stock: ACBA www.americancommunitybank.com Exhibit 99.1

Forward-looking Statements
This presentation may contain, in addition to historical information, various “forward-looking statements” that represent our judgment concerning the future and are subject to risks and uncertainties that could cause American Community’s actual operating results and financial position to differ materially from those projected in the forward looking statements. Such forward looking statements can be identified by the use of forward looking terminology, such as “may,” “will,” “expect,”
“anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereof or comparable terminology. We caution that any such forward-looking statements are further qualified by important factors that could cause American Community’s actual operating results and financial position to differ materially from the forward-looking statements, including without limitation considerations described in connection with specific forward-looking statements. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation.
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com

Corporate Profile
Opened for business – November 16, 1998
American Community Bank operates 13 banking offices in North and South Carolina in 4 counties
One of a few North Carolina banks that have branching
authority into neighboring South Carolina
Built $53.8 million in equity, 7.0 million shares outstanding
Market capitalization of  $79.0 million at 9/30/06
Paid eight consecutive quarterly cash dividends
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com

Branch Network
Cleveland
Cabarrus
Rutherford
Gaston
Burke
Anson
Stanly
Rowan Iredell
Catawba
Lincoln
Mecklenburg
Union
Cherokee
Chesterfield
Lancaster
Chester
Union
York
Gaffney
Charlotte
Gastonia
I 74
I 74
I-85
I-77
US74
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com

Our Market Area
Our primary markets include the greater Charlotte area which is part of the Piedmont region of North and South Carolina.  Our strategy has been to develop our branch network in the growing communities that have been benefiting from the economic growth in the Charlotte area.
Monroe, Union County, NC – (Bank headquarters)
Population of 160,000 – Monroe (pop. 30,000) is the largest city, 32% growth rate the last 5 years
The fastest growing county in North Carolina
Located 25 miles east of Charlotte
2005 median income of $58,530
Charlotte, Mecklenburg County, NC –
(Holding Company headquarters)
Population of 830,000 – Charlotte (pop. 633,000) is the State’s largest city and the second largest financial center in the country behind New York City
Charlotte has consistently been one of the fastest growing areas in the Southeast and is ranked 26th in US population, 15% growth rate the last 5 years
2005 median income of $53,315
Headquarters to 8 Fortune 500 Company headquarters –
306 Fortune 500
companies represented in the market
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com

Our Market Area
Our primary markets include the greater Charlotte area which is part of the Piedmont region of North and South Carolina.  Our strategy has been to develop our branch network in the growing communities that have been benefiting from the economic growth in the Charlotte area.
Cherokee County, SC
Population of 54,000
Population growth estimated to be approximately 4%
York County, SC
Population of 170,000
One of the fastest growing counties in South Carolina, 15% growth rate the last 5 years
Located 25 miles south of Charlotte
2005 median income of $50,000
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com

Management and Board Profile
Management team comprised of seasoned bankers
Bankers Average age – 50, well diversified in all areas of banking
Financially committed to bank’s success via stock ownership
Average years in banking – 24
Board of directors with strong area ties and diverse
backgrounds
Backgrounds in relevant fields –
Public Accounting, Commercial
Banking, Real Estate, Mortgage Banking, and Insurance – brings relevant and strategic perspective to the board room
Community ties lead to business referrals for the bank
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com

Business Plan and Philosophy
Due to bank consolidation and economic growth, we believe a need exists in our marketplace for a locally based financial services provider focused on individuals and small to medium sized businesses
We believe it takes a combination of a good location and good people to be successful in building and expanding our franchise.
We plan to continue to develop a branch network in growing markets within our geographic region, but only after a local banker has identified with a loyal following of loan and deposit customers.
Our strategy has been to find bankers and build branches around the banker rather than build branches and find bankers.
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com

ACBA Financial Profile
Common Stock: ACBA
www.americancommunitybank.com
Assets ($MM's)
215
281
399
437
483
0
100
200
300
400
500
600
2002 2003 2004 2005 9/30/06
Net Loans ($MM's)
165
205
308
333
368
0
50
100
150
200
250
300
350
400
2002 2003 2004 2005 9/30/06
Deposits ($MM's)
174
208
307
345
387
0
50
100
150
200
250
300
350
400
450
2002 2003 2004 2005 9/30/06
Equity ($MM's)
23
24
37
51
54
0
10
20
30
40
50
60
2002 2003 2004 2005 9/30/06
Common Stock: ACBA
www.americancommunitybank.com
24% CAGR 24% CAGR
24% CAGR 26% CAGR

Earnings per Share
$0.34
$0.32
$0.50
$0.66
$0.55
$0.00
$0.20
$0.40
$0.60
$0.80
2002 2003 2004 2005 LTM
9/30/2006
Net Income ($MM's)
$1,388
$2,743
$4,508
$4,059
$1,300
$0
$900
$1,800
$2,700
$3,600
$4,500
$5,400
2002 2003 2004 2005 LTM
9/30/2006
Noninterest Income ($MM's)
$2,030
$2,645
$3,337
$3,294
$3,396
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2002 2003 2004 2005 LTM
9/30/2006
Net Interest Income ($MM's)
$6,169
$7,886
$11,997
$16,404
$18,454
$0
$3,000
$6,000
$9,000
$12,000
$15,000
$18,000
$21,000
2002 2003 2004 2005 LTM
9/30/2006
ACBA Financial Profile
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com
34% CAGR 15% CAGR
35% CAGR 14% CAGR

ACBA Asset Quality
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com
Non-Performing Assets
(1)
/ Total Assets
0.58%
0.65%
0.39%
0.65%
0.80%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
2002 2003 2004 2005 9/30/06
Net Charge-Offs (Recoveries) / Average Loans
0.19%
0.35%
0.11%
0.31%
-0.01%
-0.05%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
0.35%
0.40%
2002 2003 2004 2005 9/30/06
Loan Loss Reserves / Gross Loans
1.24%
1.13%
1.30%
1.63%
1.44%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2002 2003 2004 2005 9/30/06
(1) Defined as repossessed assets, non-accrual loans and loans
90 days or more past due and still accruing
Loan Loss Reserves / Non-Performing Assets
(1)
138%
234%
150%
153%
192%
0%
50%
100%
150%
200%
250%
2002 2003 2004 2005 9/30/06

ACBA Profitability
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com
ROAA (%)
0.65%
0.56%
0.74%
1.07%
0.83%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
2002 2003 2004 2005 9 Mos Ended
9/30/06
ROAE (%)
6.55%
5.91%
8.50%
9.81%
7.29%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
2002 2003 2004 2005 9 Mos Ended
9/30/06
Net Interest Margin (%)
3.26%
3.42%
3.56%
4.25%
4.35%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
2002 2003 2004 2005 9 Mos Ended
9/30/06
Efficiency Ratio (%)
74%
72%
68%
60%
58%
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
2002 2003 2004 2005 9 Mos Ended
9/30/06

Deposit Portfolio Composition
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com
13%
14%
15%
17% 15%
18%
23%
26%
25%
24%
70%
63%
59%
59%
61%
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
2002 2003 2004 2005 09/30/06
Non-interest bearing (DDA's) Interest Bearing DDA's (Money mkt, NOW, Savings) CDs

Funding Mix
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com
13%
15%
13%
11%
11%
77%
75%
72%
70%
80%
10%
10%
15%
19%
9%
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
2002 2003 2004 2005 09/30/06
Non-interest deposits Interest bearing deposits Borrowings

Loan Portfolio Composition
1-4 Family, 15%
Commercial Mortgage, 20%
Agricultural, 4%
Commercial/Industrial, 28%
Leases, 3%
Other, 3%
Construction/Development,
19%
Individuals, 8%
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com
60% of the loan portfolio is tied to prime rate

ACBA Stock Performance 30 50 70 90 110 130 150 170 190 Dec-99 Jun-00 Dec-00 Jun-01 Dec-01 Jun-02 Dec-02 Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Jun-06 ACBA SNL Southeast Bank SNL Bank NASDAQ

What Invest in ACBA?
Resident bankers with local knowledge of their market and strong pride of ownership
Attractive and diversified markets with strong local economies
Strong community focus with emphasis on personal relationships with their customers
Simple organizational structure with local authority decision making
Price to last twelve months EPS – 20.2X
Price to book value – 1.44
Price to tangible book value – 1.78X
Average trade volume last 90 days – 5,515 shares
Stock repurchase plan authorized by the Board
Common Stock: ACBA
www.americancommunitybank.com
Common Stock: ACBA
www.americancommunitybank.com